Pending Acquisition	3 Months Ended
May 31, 2021
Business Combinations [Abstract]
Pending Acquisition
3.	Pending Acquisition
On May 27, 2021, we entered into a Share Purchase Deed (Purchase Agreement) with BluJay TopCo Limited, a private limited liability company registered in England and Wales (BluJay), and its shareholders (collectively, the BluJay Sellers). Under the Purchase Agreement, we will issue to the BluJay Sellers 72,383,299 shares of Class A Common Stock and pay approximately $456.8 million of cash, subject to adjustments for certain items specified in the Purchase Agreement.
The Purchase Agreement follows a typical
locked-box
mechanism, pursuant to which the purchase price is fixed upfront by reference to the balance sheet position of
Blu
Jay
 as of December 31, 2020, without any purchase price adjustment following the closing. We are also required to pay an additional consideration on a daily basis for the period between December 31, 2020 and the date of the closing at a rate of $63,000 per day. The purchase price will be reduced on a dollar for dollar basis if any value is extracted to or for the benefit of any BluJay Sellers between December 31, 2020, and the date of the closing, which is referred to as leakage, other than for certain narrowly defined permitted leakage items specifically agreed by us and the BluJay Sellers and expressly provided for in the Purchase Agreement.
In connection with the Purchase Agreement, we have secured $300 million in private investment in public equity (PIPE) financing from institutional investors to purchase an aggregate of 28,909,022 shares of our Class A Common Stock, a $380 million fully committed incremental term loan to our 2021 Term Loan, as defined below, and a $80 million increase to our 2021 Revolving Credit Facility, defined below.

In addition, the letter of credit sublimit will increase from $15.0 million to $30.0 million upon completion of the acquisition.
Certain of BluJay’s current shareholders, Francisco Partners and Temasek, will have the right to appoint one director each to our board of directors following the closing of the acquisition, subject to the terms of the Purchase Agreement. Additionally, the Investor Rights Agreement entered into as part of the Business Combination will be amended to extend the
Lock-up
Period, which is currently from February 4, 2021 through August 4, 2021, for an additional six months.
The acquisition was unanimously approved by our and BluJay’s board of directors and is expected to close during the third quarter of calendar year 2021 subject to regulatory approvals, required approval of our shareholders and other customary closing conditions.